SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A
                                 AMENDMENT NO. 1
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 15, 2001

                                 COMDISCO, INC.
                             (Debtor-In-Possession)
                           DELAWARE 1-7725 36-2687938
                 6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS 60018
                                 (847) 698-3000

This Amendment No. 1 to Current Report on Form 8-K is being filed to include the pro forma financial information required by Item 7(b) of Form 8-K and omitted from the Current Report on Form 8-K filed on December 3, 2001.


Item 7.   Financial Statements and Exhibits.

(b)   Pro Forma Financial Information

                                 COMDISCO, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information reflects adjustments to the historical consolidated balance sheet and statements of earnings (loss) of the Company to give effect to the sale of the Business described in the Current Report on Form 8-K filed on December 3, 2001. The unaudited pro forma consolidated statements of earnings (loss) for the year ended September 30, 2000 and for the nine-month period ended June 30, 2001 give pro forma effect to the sale and related pro forma accounting adjustments as if the sale had occurred on October 1, 1999, the beginning of the Company's fiscal year 2000, and on October 1, 2000, the beginning of the Company's fiscal year 2001, respectively. The unaudited pro forma consolidated balance sheet as of June 30, 2001 gives pro forma effect to the sale and related pro forma accounting adjustments as if the sale had occurred on June 30, 2001. The pro forma adjustments relating to the sale are described in the notes to the unaudited pro forma consolidated financial information.

The following unaudited pro forma financial information has been prepared based upon available information that the Company believes is reasonable in the circumstances. In the opinion of the management of the Company, all adjustments necessary to a fair statement of the results for the unaudited nine-month interim periods have been made. This unaudited pro forma consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's Annual Report on Form 10-K for the year ended September 30, 2000, and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001. The following unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been obtained had the sale actually occurred on the dates assumed, nor is it necessarily indicative of the future financial position or future operating results of the Company.

The following unaudited pro forma financial information is attached as part of this report:

              Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended September 30, 2000.

              Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended June 30, 2001.

              Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2001

              Notes to Unaudited Pro Forma  Financial Information.

COMDISCO, INC.
Unaudited Pro Forma Consolidated Statement of Operations
For The Year Ended September 30, 2000
(In Millions, Except per Share Data)



                                                           Historical             Pro forma
                                                         Comdisco, Inc.   Adjustments    As Adjusted
                                                         --------------   -----------    ------------
Revenue
  Leasing
     Operating ........................................   $ 1,700         $  --           $ 1,700
     Direct financing .................................       178            --               178
     Sales-type .......................................       381            --               381
                                                          -------         -------         -------
       Total leasing ..................................     2,259            --             2,259


  Equipment sales .....................................       440            --               440
  Technology services .................................       637          (511) (a)          126
  Other ...............................................       531            --               531
                                                          -------         -------         -------
    Total revenue .....................................     3,867          (511)            3,356

Costs and expenses
  Leasing
     Operating ........................................     1,368            --             1,368
     Sales-type .......................................       285            --               285
                                                          -------         -------         -------
       Total leasing ..................................     1,653            --             1,653

  Equipment sales .....................................       358            --               358
  Technology services .................................       572          (450)  (a)         122
  Selling, general and administrative .................       532            --               532
  Interest ............................................       354            --               354
                                                          -------         -------         -------
    Total costs and expenses ..........................     3,469          (450)            3,019

Earnings from continuing operations before income taxes       398           (61)  (a)         337
Income taxes ..........................................       143           (22)  (b)         121
                                                          -------         -------         -------
Earnings from continuing operations ...................       255           (39)              216
Loss from discontinued operations, net of tax .........      (322)          (10)  (a)        (332)
                                                          -------         -------         -------
Net earnings (loss) ...................................   $   (67)        $ (49)          $  (116)
                                                          =======         =======         =======

Basic earnings (loss) per common share:
       Earnings from continuing operations ............   $  1.68                         $  1.42
       Loss from discontinued operations ..............     (2.12)                          (2.19)
                                                          -------                         -------
       Net earnings (loss) ............................   $ (0.44)                        $ (0.77)
                                                          =======                         =======

Diluted earnings (loss) per common share:
       Earnings from continuing operations ............   $  1.58                         $  1.34
       Loss from discontinued operations ..............     (1.99)                          (2.06)
                                                          -------                         -------
       Net earnings (loss) ............................   $ (0.41)                        $ (0.72)
                                                          =======                         =======

Common shares outstanding:
      Average common shares outstanding--basic ........       152                             152
                                                          =======                         =======
      Average common shares outstanding--diluted ......       162                             162
                                                          =======                         =======

See Notes to Unaudited Pro Forma Financial Information


COMDISCO, INC.
Unaudited Pro Forma Consolidated Statement of Operations
For The Nine months Ended June 30, 2001
(In Millions, Except per Share Data)


                                                           Historical             Pro forma
                                                         Comdisco, Inc.   Adjustments    As Adjusted (c)
                                                         --------------   -----------    ------------
Revenue
  Leasing
    Operating .........................................   $1,158           $   --          $1,158
     Direct financing .................................      131               --             131
     Sales-type .......................................      104               --             104
                                                          -------          -------         -------
       Total leasing ..................................    1,393               --           1,393


  Equipment sales .....................................      241               --             241
  Technology services ..................................     112               --             112
  Other ................................................     451               --             451
                                                          -------          -------         -------
    Total revenue ......................................   2,197               --           2,197

Costs and expenses
  Leasing
     Operating .........................................     918               --             918
     Sales-type ........................................      71               --              71
                                                          -------          -------         -------
       Total leasing ...................................     989               --             989


  Equipment sales ......................................     199               --             199
  Technology services ..................................     106               --             106
  Selling, general and administrative ..................     734               --             734
  Interest .............................................     315               --             315
                                                          -------          -------         -------
    Total costs and expenses ...........................   2,343               --           2,343

Earnings (loss) from continuing operations before
 income taxes (benefit) and cumulative effect of
 change in accounting principle ........................    (146)              --            (146)
Income taxes (benefit) .................................     (52)              --             (52)
                                                          -------          -------         -------
Earnings (loss) from continuing operations before
 cumulative effect of change in accounting principle ...     (94)              --             (94)
Loss from discontinued operations, net of tax ..........     (38)             (13) (c)        (51)
                                                          -------          -------         -------
Earnings (loss) before cumulative effect of change in
  accounting principle ..................................   (132)             (13)           (145)
Cumulative effect of change in accounting principle .....      2               --               2
                                                          -------          -------         -------
Net earnings (loss) ..................................... $ (130)          $  (13)         $ (143)
                                                          =======          =======         =======

Basic earnings (loss) per common share:
       Loss from continuing operations .................. $(0.62)                          $(0.62)
       Loss from discontinued operations ................  (0.25)                           (0.33)
       Cumulative effect of change in
        accounting principle ............................   0.01                             0.01
                                                          -------                          -------
      Net earnings (loss) ............................... $(0.86)                          $(0.94)
                                                          =======                          =======

Diluted earnings (loss) per common share:
       Loss from continuing operations .................. $(0.62)                          $(0.62)
       Loss from discontinued operations ................  (0.25)                           (0.33)
       Cumulative effect of change in
        accounting principle ............................   0.01                             0.01
                                                          -------                          -------
Net earnings (loss)...................................... $(0.86)                          $(0.94)
                                                          =======                          =======

Common shares outstanding:
      Average common shares outstanding--basic ...........   152                              152
                                                          =======                          =======
      Average common shares outstanding--diluted .........   152                              152
                                                          =======                          =======

See Notes to Unaudited Pro Forma Financial Information


COMDISCO, INC.
Unaudited Pro Forma Consolidated Balance Sheet
As of June 30, 2001
(In Millions)


                                                           Historical             Pro forma
                                                         Comdisco, Inc.   Adjustments    As Adjusted
                                                         --------------   -----------    ------------
ASSETS

Cash  and  cash  equivalents ....................         $   473         $   779 (a)    $ 1,252
Cash - legally  restricted ......................              69              46 (a)        115
Receivables,  net ...............................             702              --            702
Inventory  of  equipment ........................              98              --             98

Leased  assets:
  Direct  financing  and  sales-type ............           1,881              --          1,881
  Operating  (net  of  accumulated  depreciation)           2,507              --          2,507
                                                          -------         -------        -------
     Net  leased  assets.........................           4,388              --          4,388

Property, plant and equipment,  net .............              60              --             60
Equity securities ...............................             182             (12)(f)        170
Assets of discontinued operation held for sale...             559            (539)(c)         20
Other  assets ...................................             259              (2)(f)        257
                                                          -------         -------        -------
                                                          $ 6,790         $   272        $ 7,062
                                                          =======         =======        =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Notes  payable ..................................         $ 1,161         $    --        $ 1,161
Term  notes  payable ............................             495              --            495
Senior debt .....................................           2,760              --          2,760
Accounts  payable ...............................             140              --            140
Income  taxes ...................................              69             102 (d)        171
Other  liabilities ..............................             541               3 (b)        544
Discounted  lease  rentals ......................           1,050              --          1,050
                                                          -------         -------        -------
                                                            6,216             105          6,321
                                                          -------         -------        -------
Stockholders'  equity:

  Common  stock .................................              22              --             22
  Additional  paid-in  capital ..................             365              --            365
  Accumulated other comprehensive income (loss) .            (108)             --           (108)
  Retained  earnings ............................             914             167 (e)      1,081
                                                          -------         -------        -------
                                                            1,193             167          1,360
  Common  stock  held  in  treasury,  at  cost ..            (619)             --           (619)
                                                          -------         -------        -------
    Total  stockholders'  equity ................             574             167            741
                                                          -------         -------        -------
                                                          $ 6,790         $   272        $ 7,062
                                                          =======         =======        =======

See Notes to Unaudited Pro Forma Financial Information


COMDISCO, INC.

Notes to Unaudited Pro Forma Financial Information
(In Millions)

For the purposes of this unaudited pro forma financial information, the assumed effective dates of the sale described in Item 2 are as follows:

     Unaudited Pro Forma Consolidated Statement of Operations For the Year Ended September 30, 2000 - October 1, 1999

     Unaudited Pro Forma Consolidated Statement of Operations For the Nine Months Ended June 30, 2001 - October 1, 2000

     Unaudited Pro Forma Consolidated Balance Sheet - June 30, 2001


Statement of Operations -

     (a) To eliminate $479 million of revenue and $402 million of expense due to the Availability Solutions business disposition described in Item
          2. Adjustment also transfers to discontinued operations $31 million of revenue and $45 million of expense associated with the company's termination of the network consulting business which occurred during the second quarter of fiscal 2001. Adjustment also transfers $1 million of revenue and $3 million of expense associated with the company's continuity service operations in Spain and Germany, which are accounted for as discontinued operations due to their anticipated termination.

     (b) 36% effective income tax rate was used to account for the elimination of the operating results of the Availability Solutions business and the transfer of the network consulting business and continuity service operations of Spain and Germany to discontinued operations.

     (c) The results of operations of the Availability Solutions business were accounted for as a discontinued operation for the nine-month period ended June 30, 2001, to eliminate $357 million of revenue, $336 million of expense and the associated taxes using a 36% effective income tax rate due to the Availability Solutions business disposition described in Item 2.


Balance Sheet -

     (a)  To record proceeds from the  disposition,  of  which  $46  million  is
          being held  in  escrow  to   satisfy  certain  post-closing  indemnity
          obligations.

     (b)  Represents liabilities incurred as a result of sale.

     (c) To record the elimination and reclassification of net assets from discontinued operations.

     (d) To accrue income tax payable on the estimated gain from disposition at the effective income tax rate of 36%.

     (e) To record the estimated gain on disposition, net of tax, which is subject to a final audit and post-closing adjustments.

     (f)  Represents additional assets included in the business sold.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COMDISCO, INC.

                                    By:     /s/ Ronald C. Mishler
                                            ------------------------------------
                                            Name:    Ronald C. Mishler
                                            Title:   Chief Financial Officer

Dated:   December 18, 2001